Valkyrie Balance Sheet Opportunities ETF
Schedule of Investments
December 31, 2021 (Unaudited)
	Shares	Value
COMMON STOCKS: 99.49%
Administrative and Support Services: 21.29%
Coinbase Global, Inc. - Class A (a)	240	$60,569
Mastercard, Inc. - Class A	67	24,074
Metromile, Inc. (a)	8,929	19,555
PayPal Holdings, Inc. (a)	128	24,138
		128,336
Credit Intermediation and Related Activities: 3.02%
Silvergate Capital Corp. - Class A (a)	123	18,228

Data Processing Hosting and Related Services: 2.97%
Phunware, Inc. (a)	6,813	17,918

Lessors of Non-Financial Intangible Assets: 3.82%
Marathon Digital Holdings, Inc. (a)	701	23,035

Non-Store Retailers: 7.13%
MercadoLibre, Inc. (a)	14	18,878
Overstock.com, Inc. (a)	409	24,135
		43,013
Professional, Scientific, and Technical Services: 9.79%
Argo Blockchain PLC - ADR (a)	933	11,345
Globant S.A. - ADR (a)	77	24,185
Riot Blockchain, Inc. (a)	1,052	23,491
		59,021
Publishing Industries (except Internet): 29.40%
Block, Inc. (a)	412	66,542
BTCS, Inc. (a)	6,819	21,412
MicroStrategy, Inc. - Class A (a)	164	89,296
		177,250
Securities, Commodity Contracts, and Other Financial Investments: 12.25%
BlackRock, Inc.	27	24,720
Mogo, Inc. - ADR (a)	6,996	23,926
Robinhood Markets, Inc. - Class A (a)	1,419	25,202
		73,848
Transportation Equipment Manufacturing: 9.82%
Tesla, Inc. (a)	56	59,180
TOTAL COMMON STOCKS (Cost $621,372)		599,829

Total Investments in Securities (Cost $621,372): 99.49%		599,829
Other Assets in Excess of Liabilities: 0.51%		3,103
TOTAL NET ASSETS: 100.00%		$602,932

ADR	American Depository Receipt
PLC	Public Limited Company
(a)	Non-income producing security.

Valkyrie Balance Sheet Opportunities ETF
Summary of Fair Value Disclosure at December 31, 2021 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United
States of America ("U.S. GAAP") establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks
Administrative Support and Waste Management	$128,336	$-	$-	$128,336
Finance and Insurance	110,954	-	-	110,954
Information	195,168	-	-	195,168
Manufacturing	59,180	-	-	59,180
Professional, Scientific and Technical Services	59,021	-	-	59,021
Real Estate Rental and Leasing	23,035	-	-	23,035
Retail Trade	24,135	-	-	24,135
Total Common Stocks	599,829	-	-	599,829
Total Investments	$599,829	$-	$-	$599,829

Refer to the Fund's Schedule of Investments for a detailed break-out of holdings by industry.